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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT


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    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):    DECEMBER 4, 1995




                                 CIMCO, INC.
            (Exact Name of Registrant as Specified in Its Charter)



              DELAWARE                   0-16249             33-0251163
    (State or Other Jurisdiction       (Commission        (I.R.S. Employer
         of Incorporation)             File Number)      Identification No.)


           265 BRIGGS AVENUE, COSTA MESA, CALIFORNIA           92626
           (Address of Principal Executive Offices)         (Zip Code)


  Registrant's Telephone Number, Including Area Code      (714) 546-4460



                                NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)





                           Exhibit Index on Page 5


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ITEM 5.  OTHER EVENTS

(a) On December 4, 1995, CIMCO, Inc. (the "Registrant") entered into a definitive agreement to sell substantially all of the assets and liabilities of the Registrant's Misty Ox proprietary respiratory care product line to Vital Signs Ca, Inc. ("Vital Signs") for $2,150,000 in cash, at least $2,000,000 of which was used to reduce outstanding debt owed to Wells Fargo Bank, N.A. On December 5, 1995, Vital Signs, Inc., a New Jersey corporation, issued a news release related to the transaction.

         The Asset Purchase Agreement dated as of December 4, 1995 between Medical Molding Corporation of America, a wholly-owned subsidiary of the Registrant, and Vital Signs and the news release regarding the sale of the Misty Ox product line are attached as Exhibits to this Report and are incorporated herein by this reference. The descriptions thereof herein are subject to the complete terms and provisions thereof as set forth in such Exhibits.

(b) On December 20, 1995, CIMCO, Inc. (the "Registrant") announced that it had entered into an Agreement and Plan of Merger dated as of December 19, 1995 with M.A. Hanna Company ("M.A. Hanna") and Hanwest, Inc. ("Hanwest") whereby Hanwest would offer to acquire, through a tender offer for $10.50 in cash per share, all of the outstanding Common Stock par value $.01 per share, including the accompanying Rights under the Company's Rights Agreement, dated December 5, 1992, as amended (collectively, "Common Stock") of the Registrant.

         In connection with the transactions, Mr. Russell T. Gilbert, the Company's largest stockholder, agreed, pursuant to the Stockholder Tender Agreement dated as of December 19, 1995, to sell the 539,734 shares he holds and 76,250 shares purchaseable upon exercise of the options he holds to Hanwest on the terms of the tender offer.

         Hanwest commenced the tender offer on December 27, 1995.
         Concurrently, M.A. Hanna and Hanwest filed a Tender Offer Statement on Schedule 14D-1 with the Securities and Exchange Commission ("Commission"). The Registrant's board of directors' approvals of the tender offer and the definitive merger agreement and the board's recommendation, as well as the terms contained in the Agreement and Plan of Merger and the Stockholder Tender Agreement, are further described in the Registrant's Solicitation/Recommendation Statement on
         Schedule 14D-9 which was filed December 27, 1995 with the Commission, and which hereafter may be amended.

         Following consummation of the tender offer, Hanwest, a wholly-owned subsidiary of M.A. Hanna, will merge with and into the Registrant and the remaining shares of the Registrant's Common Stock will be converted into the right to receive $10.50 in cash per share, without interest.

         The Agreement and Plan of Merger, the Stockholder Tender Agreement, and the news release regarding the transactions are attached as Exhibits to this Report and are incorporated herein by this reference. The descriptions thereof herein are subject to the complete terms and provisions thereof as set forth in such Exhibits.
















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(c)      Pursuant to a letter dated December 19, 1995 regarding
         waivers proposed to be given by Wells Fargo Bank, N.A. at the request of the Registrant, the Registrant amended its Credit Agreement with Wells Fargo Bank, N.A., on December 22, 1995, which, among other things, and subject to certain conditions, extends the expiration of the Credit Agreement until April 30, 1996, increases the amount of the Registrant's bridge loan from $1,800,000 to $2,450,000, and waives certain financial covenants and those certain other covenants identified as in conflict with the contemplated merger transactions. Concurrently, Wells Fargo Bank, N.A. and Mesa Leasing Company, a general partnership in which the Registrant is a 50 percent general partner, amended the terms of a promissory note payable by Mesa Leasing Company.

         The waiver letter and the credit document amendments are attached as Exhibits to this Report and are incorporated herein by this reference. The descriptions thereof herein are subject to the complete terms and provisions thereof as set forth in such Exhibits.


ITEM 7.    FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   EXHIBITS

         Exhibit Number

         2.6 Asset Purchase Agreement dated as of December 4, 1995 between Medical Molding Corporation of America and Vital Signs Ca, Inc.*

         2.7 Agreement and Plan of Merger dated as of December 19, 1995 among the Registrant, M.A. Hanna Company and Hanwest, Inc.*

         2.8 Stockholder Tender Agreement dated as of December 19, 1995 between Hanwest, Inc. and Russell T. Gilbert, an individual.

        10.26 Letter regarding Waiver of Credit Document Provisions dated December 19, 1995 from Wells Fargo Bank, N.A. to the Registrant

        10.27 Fourth Amendment to Credit Documents dated as of December 22, 1995 between the Registrant and Wells Fargo Bank, N.A.

        10.28 First Amendment to Promissory Note dated as of December 22, 1995 between Mesa Leasing Company and Wells Fargo Bank, N.A.

        99.1 News Release dated December 5, 1995 issued by Vital Signs, Inc. regarding a Sale of the Registrant's Misty Ox
                 Product Line to Vital Signs Ca, Inc.

        99.2 News Release dated December 20, 1995 regarding Agreement and Plan of Merger dated as of December 19, 1995

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*  The Registrant agrees to file with the Commission supplementally upon request any omitted schedule to the identified Exhibits. The contents of all omitted schedules are briefly identified in such Exhibits.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CIMCO, INC.



Date:  December 27, 1995               By:      RUSSELL T. GILBERT
                                           ---------------------------------
                                                Russell T. Gilbert,
                                                Chairman, President and
                                                Chief Executive Officer



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                                 EXHIBIT INDEX



        The following exhibits are attached hereto:


   Exhibit
   Number
  -------
    2.6          Asset Purchase Agreement dated as of December 4, 1995 between
                 Medical Molding Corporation of America and Vital Signs
                 CA, Inc.

    2.7 Agreement and Plan of Merger dated as of December 19, 1995 among the Registrant, M.A. Hanna Company and Hanwest, Inc.

    2.8          Stockholder Tender Agreement dated as of December 19, 1995 between
                 Hanwest, Inc. and Russell T. Gilbert, an individual

   10.26         Letter regarding Waiver of Credit Document Provisions dated
                 December 19, 1995 from Wells Fargo Bank, N.A. to the Registrant

   10.27         Fourth Amendment to Credit Documents dated as of December 22, 1995 between the Registrant and Wells Fargo Bank, N.A.

   10.28 First Amendment to Promissory Note dated as of December 22, 1995 between Mesa Leasing Company and Wells Fargo Bank, N.A.

   99.1          News Release dated December 5, 1995 issued by Vital Signs, Inc.
                 regarding a Sale of the Registrant's Misty Ox Product Line to
                 Vital Signs Ca, Inc.

   99.2          News Release dated December 20, 1995 regarding an Agreement and
                 Plan of Merger dated as of December 19, 1995




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